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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     February 11, 2000
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                           REGISTRY MAGIC INCORPORATED
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             (Exact name of registrant as specified in its charter)


         FLORIDA                         0-24283                 65 062 3427
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(State or other jurisdiction         (Commission File          (IRS Employer
     or incorporation)                    Number)            Identification No.)


          3998 FAU BOULEVARD, SUITE 200-105, BOCA RATON, FLORIDA 33431
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (561) 367-0408
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         ONE SOUTH OCEAN BOULEVARD, SUITE 206 BOCA RATON, FLORIDA 33486
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         (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

         On February 11, 2000, Registry Magic Incorporated ("Registry Magic") and Synergex International Corporation ("Synergex") entered into an Agreement and Plan of Merger, dated as of February 11, 2000 (the "Merger Agreement"), which provides, among other things, that, upon the terms and subject to conditions thereof, Synergex will merge with and into a wholly-owned subsidiary of Registry Magic (the "Merger Subsidiary") to be formed solely for purposes of effecting such merger (the "Merger"). The Merger Subsidiary will be the surviving corporation in the Merger. In the Merger, all outstanding shares of common stock of Synergex shall be converted into the right to receive an aggregate of 1,000,000 shares of Registry Magic common stock, $.001 par value per share and shares of Registry Magic's Series A 6% Cumulative Non-Voting Convertible Preferred Stock, having an aggregate face value of $8,000,000 and a conversion price of the lesser of (i) four dollars ($4.00) per share, or (ii) the average of the closing bid and asked price of Registry Magic's common stock for the ninety trading day period immediately preceding the date of conversion; provided, however, the conversion price shall not be less than two dollars ($2.00) per share.

         In connection with the execution of the Merger Agreement, Kenneth Lidster and Michele Wong (the "Principal Shareholders"), principal shareholders of Synergex, entered into a Voting Agreement dated February 11, 2000, pursuant to which the Principal Shareholders agreed, subject to certain exceptions, to vote their shares in favor of adoption of the Merger Agreement and approval of the Merger, to vote such shares against any contrary transaction, to grant to a designee of Registry Magic an irrevocable proxy to vote such shares for such purposes and not to dispose of such shares.

         In addition, a principal shareholder of Registry Magic, Lawrence Cohen, entered into a Voting Agreement dated as of February 11, 2000, pursuant to which Mr. Cohen agreed, subject to certain exceptions, to vote his shares in favor of adoption of the Merger Agreement and approval of the Merger, to vote such shares against any contrary transaction, to grant to a designee of Synergex an irrevocable proxy to vote such shares for such purposes and not to dispose of such shares.

         The foregoing summaries of the Merger Agreement and Voting Agreements are qualified in their entirety by reference to the full text of such agreements, a copy of which are filed hereto.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (1) Agreement and Plan of Merger dated February 11, 2000 by and among Synergex International Corporation, Certain Shareholders of Synergex International Corporation, RMAG Acquisition Corp. and Registry Magic Incorporated.




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         (2)      Voting Agreement between Synergex International Corporation and Lawrence Cohen dated February 11, 2000.

         (3) Voting Agreement between Kenneth Lidster, Michele Wong and Registry Magic Incorporated, dated February 11, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REGISTRY MAGIC INCORPORATED


                                          By: /s/ Lawrence Cohen
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                                              Lawrence Cohen, Chairman

DATED: February 24, 2000






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